                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 3, 1999
                                                        -------------------


                                   Oncor, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


            0-16177                                      52-1310084
   ------------------------                 ------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)


  209 Perry Parkway, Gaithersburg, Maryland                20877
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  (Address of Principal Executive Offices)              (Zip Code)


                                 (301) 963-3500
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events
-------    ------------

           See attached press release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Oncor, Inc.
                                           -------------------------------------
                                           (Registrant)

                                           By: /s/ Joseph R. Shaya
                                              ----------------------------------
                                           Name:  Joseph R. Shaya
                                           Title: Acting President and CEO




Dated:  September 3, 1999

ONCOR



                                  Press Release
--------------------------------------------------------------------------------
For Further Information Contact:                                     Oncor, Inc.
--------------------------------                               209 Perry Parkway
Joseph R. Shaya                                            Gaithersburg MD 20877
  Acting President and CEO                                        (301) 963-3500
                                                              Fax (301) 330-3940

--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE
---------------------

           ONCOR RECEIVES COURT APPROVAL OF THE SALE OF CERTAIN ASSETS
           -----------------------------------------------------------

Gaithersburg, Maryland -- September 2, 1999...Oncor, Inc. announced that it has received court approval of the sale of certain of its assets. Following a hearing, the United States Bankruptcy Court for the District of Delaware authorized Oncor to transfer certain of its licenses and patent rights. In the first of three separate transactions, Oncor received authorization to transfer all of its rights to that certain invention known as Rolling Circle Amplification Technology to RCAT Partners L.L.C. in exchange for payment in the amount of $700,000. Oncor has also been authorized to transfer all of its interests in certain technologies known as the "Sunrise (R) Properties" to Intergen Company for the sum of $525,000. Pursuant to the third transaction approved by the Court, Oncor has agreed to transfer its interests in seven license agreements relating to technologies in the field of cancer research to Virco Ireland, Ltd. for $2.75 million. All three transactions are subject to typical closing conditions.

As previously reported, on February 26, 1999, Oncor and its wholly-owned subsidiary, Codon Pharmaceuticals, Inc. filed voluntary petitions for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware.

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